UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2006 (October 9, 2006)

Summa Industries
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7755	95-1240978
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21250 Hawthorne Boulevard, Suite 500, Torrance, California		90503
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 792-7024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Change in Control of Registrant.

On October 10, 2006, Habasit Holding AG, a company formed under the laws of Switzerland (“Habasit”), and Summa Industries, a Delaware corporation (the “Registrant”), issued a joint press release to announce that Habasit Holding USA, Inc., a Delaware corporation and a wholly-owned subsidiary of Habasit (“Purchaser”), had successfully completed its tender offer (the “Offer”) for all the outstanding shares of common stock, $.001 par value (the “Shares”), of the Registrant.

The Offer expired at 12:00 midnight, New York City time, on Friday, October 6, 2006.  Based on information provided by U.S. Stock Transfer Corporation, the depositary for the Offer (the “Depositary”), upon the expiration of the Offer a total of 3,680,631 Shares (including approximately 23,091 Shares subject to guarantees of delivery), representing approximately 92.5% of the outstanding Shares, had been validly tendered and not withdrawn pursuant to the Offer.  Accordingly, on October 9, 2006, Purchaser accepted for payment all Shares validly tendered and not withdrawn in the Offer and notified the Depositary that it will promptly pay the offer price of $15.00 net per Share in cash, without interest, to all stockholders whose Shares were validly tendered and not properly withdrawn prior to the expiration of the Offer on October 6, 2006, and in the case of Shares tendered by guaranteed delivery procedures, will pay promptly after timely delivery of such Shares and required documentation.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Registrant’s Solicitation/Recommendation Statement on Schedule 14D-9 originally filed with the Securities and Exchange Commission on September 8, 2006, as amended (the “Schedule 14D-9”), including the Registrant’s Information Statement Pursuant to Section 14(f) dated September 8, 2006 included as Schedule II thereto, and (ii) the Tender Offer Statement on Schedule TO originally filed by Habasit and Purchaser with the Securities and Exchange Commission on September 8, 2006, as amended (the “Schedule TO”), and such information is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
20.1

Solicitation/Recommendation Statement on Schedule 14D-9 of Summa Industries (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 8, 2006 and as amended).

20.2

Information Statement of Summa Industries (incorporated by reference in its entirety to Schedule II of the Solicitation/Recommendation Statement on Schedule 14D-9 of Summa Industries originally filed with the Securities and Exchange Commission on September 8, 2006 and as amended).

99.2

Tender Offer Statement on Schedule TO filed by Habasit Holding AG and Habasit Holding USA, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 8, 2006 and as amended).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMA INDUSTRIES,
a Delaware corporation

Date: October 10, 2006	By:	/s/ James R. Swartwout
James R. Swartwout
President and Chief Executive Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description
20.1

Solicitation/Recommendation Statement on Schedule 14D-9 of Summa Industries (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 8, 2006 and as amended).

20.2

Information Statement of Summa Industries (incorporated by reference in its entirety to Schedule II of Solicitation/Recommendation Statement on Schedule 14D-9 of Summa Industries originally filed with the Securities and Exchange Commission on September 8, 2006 and as amended).

99.2

Tender Offer Statement on Schedule TO filed by Habasit Holding AG and Habasit Holding USA, Inc. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on September 8, 2006 and as amended).